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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 22, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                              77002
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

FIRST QUARTER 2004 RESULTS

        On April 22, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") reported first quarter 2004 earnings. Net income was $74 million, or $0.24 per diluted share, for the first quarter of 2004 compared to $81 million, or $0.27 per diluted share, for the first quarter of 2003 before discontinued operations and the effect of an accounting change in that period.

        Net income for the first quarter of 2003 was $168 million, or $0.56 per diluted share, including a gain of $80 million ($0.27 per diluted share) relating to the implementation of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", and a $7 million ($0.02 per diluted share) gain from discontinued operations, primarily as a result of the sale of a cogeneration facility in Argentina.

        CenterPoint Energy's results for the first quarter of 2004 compared to the same period of 2003 benefited from improved operating income from Texas Genco Holdings, Inc. of $107 million, continued customer growth, with the addition of almost 87,000 metered electric and gas customers, and a decrease in interest expense of $33 million. CenterPoint Energy's results for the first quarter of 2004 compared to the same period of 2003 were negatively impacted by the termination of revenues related to Excess Cost Over Market (ECOM) as of January 1, 2004 compared to ECOM revenues of $132 million recorded in the first quarter of 2003, milder weather in 2004, impacting the quarter by $16 million, and a charge of $8 million related to staff reductions in the natural gas distribution business.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            The following exhibit is filed herewith:

            99.1 Press Release issued April 22, 2004 regarding CenterPoint Energy's first quarter 2004 earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        For additional information regarding CenterPoint Energy's first quarter 2004 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY, INC .


Date:  April 22, 2004                   By:   /s/ James S. Brian
                                           -------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer
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                                  EXHIBIT INDEX




EXHIBIT
NUMBER                        EXHIBIT DESCRIPTION
------                        -------------------

 99.1        Press Release issued April 22, 2004 regarding
             CenterPoint Energy's first quarter 2004 earnings